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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 18, 2000



                              GREATER BAY BANCORP
            (Exact name of registrant as specified in its charter)

          California                              77-0387041
     (State or other jurisdiction of            (IRS Employer
     incorporation or organization)             Identification No.)

                        COMMISSION FILE NUMBER: 0-25034

             2860 West Bayshore Road, Palo Alto, California 94303
        (Address of principal executive offices)        (Zip Code)

                                (650) 813-8200
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER ITEMS.

     On May 18, 2000, Greater Bay Bancorp (the "Registrant") completed a merger with Coast Bancorp, the holding company of Coast Commercial Bank ("CCB") which was accounted for as a pooling-of-interests. Shareholders of Coast Bancorp received 0.6338 shares of the Registrant's Common Stock for each outstanding share of Coast Bancorp Common Stock. A total of approximately 3,070,000 shares were issued in the transaction.

     The supplemental consolidated financial statements filed herewith have been prepared accounting for the merger using the pooling-of-interests method of accounting. Upon publication of the Company's financial statements for a period which includes May 18, 2000, these supplemental consolidated financial statements will become the historical financial statements of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
 NO.                                   EXHIBITS
 ---                                   --------

23.1     Consent of PricewaterhouseCoopers LLP

27.1 Restated Financial Data Schedules for quarters ended March 31, 2000 (included in electronic filing through EDGAR)

27.2 Restated Financial Data Schedules for quarters ended March 31, 1999 and June 30, 1999 (included in electronic filing through EDGAR)

27.3 Restated Financial Data Schedules for quarters ended September 30, 1999 and December 31, 1999 (included in electronic filing through EDGAR)

27.4 Restated Financial Data Schedules for quarters ended March 31, 1998 and June 30, 1998 (included in electronic filing through EDGAR)

27.5 Restated Financial Data Schedules for quarters ended September 30, 1998 and December 31, 1998 (included in electronic filing through EDGAR)

27.6 Restated Financial Data Schedules for the years ended December 31, 1999 and 1998 (included in electronic filing through EDGAR)

27.7 Restated Financial Data Schedules for the year ended December 31, 1997 (included in electronic filing through EDGAR)


99.1 Supplemental Consolidated Financial Statements and Supplementary Data (restated to include Coast Bancorp and CCB)

         For the Years Ended December 31, 1999, 1998 and 1997:

         Selected Financial Data
         Management's Discussion and Analysis
         Supplemental Consolidated Balance Sheet as of December 31, 1999 and
         1998
         Supplemental Consolidated Statements of Operations for the Years Ended December 31, 1999, 1998 and 1997
         Supplemental Consolidated Statements of Comprehensive Income for the Years Ended December 31, 1999, 1998 and 1997

                                                                               2
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         Supplemental Consolidated Statements of Shareholders' Equity for the
         Years Ended December 31, 1999, 1998 and 1997
         Notes to Supplemental Consolidated Financial Statements
         Report of Independent Accountants

99.2 Supplemental Consolidated Financial Statements and Supplementary Data (restated to include Coast Bancorp and CCB)

         For the Quarters Ended March 31, 2000 and 1999:

         Management's Discussion and Analysis
         Supplemental Consolidated Balance Sheet as of March 31, 2000 and December 31, 1999
         Supplemental Consolidated Statements of Operations for the Quarters Ended March 31, 2000 and 1999
         Notes to Supplemental Consolidated Financial Statements

                                                                               3
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                                  SIGNATURES

IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, THE REGISTRANT HAS CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

GREATER BAY BANCORP
(Registrant)

By:

/s/ Steven C. Smith
-------------------
Steven C. Smith
  Executive Vice President, Chief Administrative Officer and
  Chief Financial Officer



Date: May 18, 2000

                                                                               4
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                                 EXHIBIT INDEX

Exhibits.

23.1     Consent of PricewaterhouseCoopers LLP

27.1 Restated Financial Data Schedules for quarters ended March 31, 2000 (included in electronic filing through EDGAR)

27.2 Restated Financial Data Schedules for quarters ended March 31, 1999 and June 30, 1999 (included in electronic filing through EDGAR)

27.3 Restated Financial Data Schedules for quarters ended September 30, 1999 and December 31, 1999 (included in electronic filing through EDGAR)

27.4 Restated Financial Data Schedules for quarters ended March 31, 1998 and June 30, 1998 (included in electronic filing through EDGAR)

27.5 Restated Financial Data Schedules for quarters ended September 30, 1998 and December 31, 1998 (included in electronic filing through EDGAR)

27.6 Restated Financial Data Schedules for the years ended December 31, 1999 and 1998 (included in electronic filing through EDGAR)

27.7 Restated Financial Data Schedules for the year ended December 31, 1997 (included in electronic filing through EDGAR)


99.1 Supplemental Consolidated Financial Statements and Supplementary Data (restated to include Coast Bancorp and CCB)

         For the Years Ended December 31, 1999, 1998 and 1997:

         Selected Financial Data
         Management's Discussion and Analysis
         Supplemental Consolidated Balance Sheet as of December 31, 1999 and
         1998
         Supplemental Consolidated Statements of Operations for the Years Ended December 31,1999, 1998 and 1997
         Supplemental Consolidated Statements of Comprehensive Income for the Years Ended December 31, 1999, 1998 and 1997
         Supplemental Consolidated Statements of Shareholders' Equity for the Years Ended December 31, 1999, 1998 and 1997
         Notes to Supplemental Consolidated Financial Statements
         Report of Independent Accountants

99.2 Supplemental Consolidated Financial Statements and Supplementary Data (restated to include Coast Bancorp and CCB)

         For the Quarters Ended March 31, 2000 and 1999:

         Management's Discussion and Analysis
         Supplemental Consolidated Balance Sheet as of March 31, 2000 and December 31, 1999
         Supplemental Consolidated Statements of Operations for the Quarters Ended March 31, 2000 and 1999
         Notes to Supplemental Consolidated Financial Statements

                                                                               5